Fourth Quarter 2015 Results February 17, 2016 10:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Through March 2, 2016 877-660-6853 Domestic 201-612-7415 International Conference ID: #13629944 Webcast Replay at www.altramotion.com

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," "forecasts" and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to the Company's progress on corporate initiatives, the Company's views and assessment of economic conditions, foreign currency trends, end market conditions and industrial demand, the Company’s progress on executing its supply chain management, the Company’s progress on implementing profit improvement initiatives, including product pricing, the Company's progress and future plans on implementing and pursuing consolidation and cost reduction activities, the impact and timing of the Company's Business Simplification Plan and other potential cost management and restructuring activities on earnings, margins and shareholder value, the Company's unaudited 2015 financial information, and the Company's guidance for full year 2016.   In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our ERP system, (23) risks associated with the Svendborg and Guardian acquisitions and integration and other acquisitions, (24) risks associated with the Company's investment in a manufacturing facility in China, (25) risks associated with certain minimum purchase agreements we have with suppliers, (26) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (27) risks associated with interest rate swap contracts, (28) risks associated with the potential dilution of our common stock as a result of our convertible notes, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, and (32) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Industrial Motion Corp. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.  1

Fourth Quarter 2015 Highlights • Gross margin percentage increased 80 bps to 31.2% • Revenues decreased 9.6% from the fourth quarter of 2014 • Non-GAAP income from operations was 10.2%, an increase of 70 bps from a year ago.* • Strong free cash flow of $18.8 million*, allowing $5.2 million pay down of debt and $10.8 million return to shareholders 2

End Market Review • Sales at Distribution were down sequentially and year over year due to further erosion in the industrial economy, especially in oil and gas and metals market • Turf and Garden sales were at record levels in 2015 • Ag market down double digits from a year ago and weakness expected to continue • Strong elevator demand drove the material handling market to be up significantly from the prior year • Alternative energy was up modestly during the quarter • Energy was down significantly overall, driven primarily by oil and gas, with alternative energy being the one positive segment • Mining was down year over year, but grew sequentially 3

Q4 2015 Financial Highlights 4 Q4 2015 Q4 2014 $ Change % Change ($ millions) Net Sales $173.6 $192.0 ($18.4) (9.6%) Gross Profit $54.2 $58.3 ($4.1) (7.0%) % of Revenues 31.2% 30.4% SG&A $33.5 $38.6 ($5.1) (13.2%) % of Revenues 19.3% 20.1% Income from operations $14.2 $15.7 ($1.5) (9.6%) % of Revenues 8.2% 8.2% Net Income $6.1 $9.1 ($3.0) (33.0%) % of Revenues 3.5% 4.7% Earnings Per Share: Diluted $0.23 $0.34 ($0.11) (32.4%) Non-GAAP Diluted * $0.36 $0.42 ($0.06) (14.3%) Weighted Average Common Shares Outstanding: Diluted 26,091 26,764 (673) (2.5%)

Selected Segment Data 5 Couplings, Clutches & Brakes (CCB) Electric Clutches & Brakes (ECB Gearing $ Millions Fourth Quarter Q4 2015 Q4 2014 Diff Q4 2015 Q4 2014 Diff Q4 2015 Q4 2014 Diff Net Sales $ 77.1 $ 97.5 ($20.4) $ 53.4 $ 49.0 $4.4 $ 44.7 $ 47.2 ($2.5) Income From Operations $ 9.1 $ 14.2 ($5.1) $ 5.3 $ 3.8 $1.5 $ 4.1 $ 4.0 $0.1 % of Net Sales 11.8% 14.6% 9.9% 7.8% 9.2% 8.5% Full Year 2015 2014 Diff 2015 2014 Diff 2015 2014 Diff Net Sales $ 342.3 $ 396.1 ($53.8) $ 219.7 $ 218.6 $1.1 $ 192.3 $ 212.6 ($20.3) Income From Operations $ 38.8 $ 49.3 ($10.5) $ 21.6 22.0 ($0.4) $ 21.1 22.7 ($1.6) % of Net Sales 11.3% 12.4% 9.8% 10.1% 11.0% 10.7%

Balance Sheet Highlights • Total Debt less Cash decreased by approximately $28 million 6 Balance Sheet Highlights (amounts in millions) Q4 2015 Q4 2014 Cash $50.3 $47.5 Total Debt $243.8 $268.5 Total Debt less Cash $193.5 44.4% $221.0 46.1% Shareholders' Equity $242.6 55.6% $258.8 53.9% Shareholders' Equity plus Debt, less Cash $436.1 100.0% $479.8 100.0% Total Debt Less Cash 44.4% Shareholders' Equity 55.6%

Strong Cash Flow Performance • Despite declining sales, operating cash flow increased to $86.1 million YTD • Free cash flow increased by nearly $19.0 million during the quarter * • Fifteenth consecutive dividend paid • Stock Buyback of $3.0 million, or approximately 115,000 shares 7 ($ Millions) Full Year 2015 Full Year 2014 Full Year 2013 Full Year 2012 Operating Cash-flow $ 86.1 $ 84.5 $89.6 $59.9 Less Capex (22.9) $ (28.1) ($27.8) ($31.3) Free Cash Flow* $63.2 $56.4 $61.8 $28.6 Free cash flow % of Net Income 179% 140% 154% 118% Depreciation and Amortization $31.5 $32.1 $27.9 $27.4 Free Cash Flow* $70.0 $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 FC F ($ M ill io ns ) Full Year 2015 Full Year 2014 Full Year 2013 Full Year 2012

2016 Guidance • $700 - $720 Million in sales • $1.40 - $1.50 Non-GAAP diluted earnings per share * • $20 - $24 Million in capital expenditures • $30 - $32 Million in depreciation and amortization • Tax rate approximately 29% - 31% before discrete items 8

Business Simplification On Track 9 Long Term Objective YTD Results Current Status Operational Improvements Reduce the number of facilities by 20% to 30% • Restructuring and cost reductions have improved margins • Bauer improvement is on track • Facility consolidations are on track Strategic Pricing Operating profit improvement of 150 bps • Achieved 3 year target in just over two years • Pricing environment is becoming more challenging Supply Chain Management Implement hybrid SCM structure to reduce material spend • Programs conducted in Q4 • Significant material savings impacted P&L in Q4 • Identified specific improvement targets SAP Deployment Entire organization on the same instance of SAP • Next phase of implementation to begin in second half of 2016 Revenue Growth Growth in excess of GDP • Key end market decline and FX rate headwinds overwhelm continued success in marketplace Lean Market leader for lead time and on time delivery Market leader for innovative solution responsiveness • Model Value Stream results are meeting expectations

Discussion of Non-GAAP Measures * As used in this release and the accompanying slides posted on the Company's website, non-GAAP diluted earnings per share, non- GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP gross profit is calculated using gross profit that excludes income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non- GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities. Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories. Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-GAAP gross profit, non-GAAP diluted earnings per share, non-GAAP free cash flow and non-GAAP operating working capital provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 10

Appendix Non-GAAP Measures * 11 Non-GAAP Net Income (amounts in millions) Q4 2015 Q4 2014 Reported Net Income $ 6.1 $ 9.1 Restructuring Costs 2.2 0.1 Amortization of inventory fair value adjustment — 0.1 Write-off of deferred financing fees 0.5 — Legal fees associated with pursuit of unfair trade remedy 0.4 — Supplier warranty provision 0.7 — Acquisition related expenses 0.1 2.3 Non-cash impact of partial pension settlement — 0.5 Tax impact of above adjustments (0.8) (1) (0.9) (2) Non-GAAP net income 9.3 11.2 Non-GAAP diluted earnings per share $ 0.36 $0.42 (1) tax impact is calculated by multiplying the estimated effective tax rate, 30.0% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 29.9% by the above items Non-GAAP Operating Income (amounts in millions) Q4 2015 Q4 2014 Reported Income from Operations $ 14.2 $ 15.7 Restructuring Costs 2.2 0.1 Amortization of inventory fair value adjustment — 0.1 Legal fees associated with pursuit of unfair trade remedy 0.4 — Supplier warranty provision 0.7 — Non-cash impact of partial pension settlement — 0.5 Acquisition related expenses 0.1 2.3 Non-GAAP income from operations $ 17.7 $ 18.7 Non-GAAP Gross Profit (amounts in millions) Q4 2015 Q4 2014 Reported Gross Profit $ 54.2 $ 58.3 Amortization of inventory fair value adjustment — 0.1 Supplier warranty provision 0.7 — Non-GAAP gross profit $ 54.9 $ 58.4 Operating Working Capital (amounts in millions) Q4 2015 Q4 2014 Accounts Receivable 94.7 106.5 Inventories 121.2 132.7 Accounts Payable (40.3) (44.3) Operating Working Capital $175.6 $194.9 Free Cash Flow (amounts in millions) Full Year 2015 Full Year 2014 Q4 2015 Q4 2014 Operating Cash Flow 86.1 84.5 22.5 22.4 Less Capex (22.9) (28.1) (3.7) (11.6) Free Cash Flow 63.2 $ 56.4 $ 18.8 $ 10.8